Exhibit 10.1

Execution Version

THIRD AMENDMENT AND COMMITMENT INCREASE TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT AND COMMITMENT INCREASE TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 17, 2025 (this “Amendment”), is by and among Commercial Metals Company, a Delaware corporation (the “Company” or “Borrower”), the Guarantors party hereto, the banks listed as Lenders on the signature pages hereof (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer (in said capacity as Administrative Agent, the “Administrative Agent”).

BACKGROUND

A. The Company, the Lenders, and the Administrative Agent, are parties to that certain Sixth Amended and Restated Credit Agreement, dated as of October 26, 2022, as amended by that certain First Amendment to Sixth Amended and Restated Credit Agreement, dated as of October 30, 2024, as further amended by that certain Limited Consent and Second Amendment to Sixth Amended and Restated Credit Agreement, dated as of October 31, 2025 (such agreement, as amended, supplemented or modified prior to the effectiveness of this Amendment, the “Existing Credit Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Existing Credit Agreement or in the Amended Credit Agreement (as defined below), as the case may be.

B. The Company has requested that the Administrative Agent and the Lenders amend the Credit Agreement to (i) extend the Maturity Date, (ii) increase the Revolving Commitment to $1,000,000,000, (iii) remove Wells Fargo Bank, National Association as a lender under the Credit Agreement (the “Exiting Lender”) and (iv) make certain other revisions to the terms and conditions of the Credit Agreement as specifically set forth in this Amendment (the Existing Credit Agreement, as amended hereby, the “Amended Credit Agreement”).

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Lenders and the Administrative Agent hereby agree as follows:

§1. Increase in Revolving Facility. Subject to the satisfaction of the conditions of effectiveness set forth in Section 3 hereof and in accordance with Section 2.14 of the Amended Credit Agreement, certain Lenders shall provide Incremental Revolving Commitments in an aggregate amount equal to $400,000,000. Each Lender agreeing to provide an Incremental Revolving Commitment is referred to herein as an “Incremental Lender” and shall be deemed to be a “Revolving Lender” as defined in the Amended Credit Agreement. In connection with such Incremental Revolving Commitments, the Borrower, the Administrative Agent, and the Lenders (other than the Exiting Lender) waive any limitations in Section 2.14(a)(ii) of the Existing Credit Agreement to the contrary. On the Third Amendment Effective Date, the Revolving Commitments of the Revolving Lenders shall be in the amounts set forth on Schedule 2.01(a) attached to Annex II hereto.

THIRD AMENDMENT AND COMMITMENT INCREASE TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (Commercial Metals Company) – Page 1

§2. Amendments to Existing Credit Agreement.

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Third Amendment” means that certain Third Amendment and Commitment Increase to Sixth Amended and Restated Credit Agreement, dated as of December 17, 2025, among the Company, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” means the date that all conditions of effectiveness set forth in Section 3 of the Third Amendment have been satisfied.

(b) The definition of “Fee Letter” set forth in set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read as follows:

“Fee Letter” means, collectively, (i) that certain fee letter agreement dated as of October 26, 2022, among the Company, Bank of America and Bank of America Securities, Inc., (ii) that certain fee letter agreement dated as of October 7, 2024, among the Company, Bank of America and Bank of America Securities, Inc. and (iii) that certain fee letter dated as of December 17, 2025, among the Company, Bank of America and Bank of America Securities, Inc.

(c) The definition of “Maturity Date” set forth in set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read as follows:

“Maturity Date” means (a) with respect to the Revolving Facility, the earliest of (i) December 17, 2030, (ii) the date of termination of the Revolving Facility pursuant to Section 2.06, and (iii) the date of termination of the commitment of each Revolving Lender to make Revolving Loans and of the obligation of any L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02 and (b) with respect to the Term Facility, October 26, 2029; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

(d) The last sentence of the definition of “Revolving Commitment” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read as follows:

The Revolving Commitment of all the Revolving Lenders on the Third Amendment Effective Date shall be $1,000,000,000.

THIRD AMENDMENT AND COMMITMENT INCREASE TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (Commercial Metals Company) – Page 2

(e) Section 2.14(a) of the Existing Credit Agreement is hereby amended and restated to read as follows:

(a) Request for Increase. Provided (i) subject to Section 1.11, there exists no Default both before and after giving effect to any Incremental Revolving Commitment or Incremental Term Commitment (including compliance by the Company with the covenants set forth in Sections 7.10 and 7.11 determined on a pro forma basis) and (ii) upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Company may from time to time, request, and, subject to this Section 2.14 (including Section 2.14(c)) Lenders hereby consent to, (x) an increase in the Revolving Facility (each, an “Incremental Revolving Commitment”) and/or (y) the establishment of one or more new term loan commitments (each, an “Incremental Term Commitment”), by an amount (for all such requests in the aggregate) (1) on and prior to the Third Amendment Effective Date, not exceeding $400,000,000 and (2) after the Third Amendment Effective Date (and not giving effect to the Incremental Revolving Commitment occurring on the Third Amendment Effective Date), not exceeding $250,000,000; provided that (A) any such request for an increase shall be in a minimum amount of $5,000,000, and (B) no such increase shall increase the Letter of Credit Sublimit or the Swing Line Sublimit. At the time of sending such notice, the Company (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders or such other time period as agreed to by the Company and any Lender providing an Incremental Revolving Commitment or an Incremental Term Commitment).

(f) Article IX of the Existing Credit Agreement is hereby amended to add a new Section 9.13 thereto to read as follows:

9.13 Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, or this Agreement,

THIRD AMENDMENT AND COMMITMENT INCREASE TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (Commercial Metals Company) – Page 3

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84–14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95–60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90–1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91–38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96–23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84–14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84–14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84–14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

(g) Schedule 2.01(a) to the Existing Credit Agreement is hereby amended in its entirety and replaced with the document attached hereto as Schedule 2.01(a) to Annex II.

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§3. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions:

(a) the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by the Company, each Guarantor, each Lender and, for purposes of Section 7 only, the Exiting Lender;

(b) the Administrative Agent shall have received a fully-executed Replacement Revolving Note (as defined below) for each Incremental Lender requesting a Replacement Revolving Note;

(c) the Administrative Agent shall have received a certificate of the Company dated as of the Third Amendment Effective Date signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to the Incremental Revolving Commitments and this Amendment, and (ii) certifying that, before and after giving effect to the Incremental Revolving Commitments, (A) each of the conditions set forth in Section 4.02 of the Amended Credit Agreement shall have been satisfied; (B) the representations and warranties contained in Article V of the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent that any representation and warranty that is already qualified by materiality in which case such representation and warranty shall be true and correct in all respects), on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation and warranty is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement, (C) no Default exists and (D) the Company’s compliance with the covenants set forth in Sections 7.10 and 7.11 of the Amended Credit Agreement determined on a pro forma basis after giving effect to the Incremental Revolving Commitments;

(d) the Administrative Agent shall have received, in form and substance reasonably acceptable to it, updated incumbency certificates of each Loan Party to the extent there have been any changes to the Responsible Officers thereof;

(e) the Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each of the Loan Parties is validly existing, in good standing or the equivalent thereof (to the extent applicable) and qualified to engage in business in its jurisdiction of incorporation or organization;

(f) the Administrative Agent shall have received the results of a Lien search (including a search as to judgments and tax matters), in form and substance reasonably satisfactory thereto, made against the Loan Parties under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in assets of the same type as the Collateral of such Loan Party, indicating among other things that the assets of each such Loan Party are free and clear of any Lien (except for Liens permitted pursuant to Section 7.01 of the Amended Credit Agreement);

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(g) the Administrative Agent shall have received a Solvency Certificate signed by a Responsible Officer of the Company as to the Solvency of the Company and its Subsidiaries, both before and after giving effect to this Amendment and the other transactions contemplated hereby;

(h) the Administrative Agent shall have received written request from the Company of its intention to effectuate this Amendment at least two (2) Business Days prior to such proposed Third Amendment Effective Date;

(i) the transactions contemplated by that certain Securities Purchase Agreement, dated as of October 15, 2025, by and among (i) the Borrower, as purchaser, (ii) the Persons listed on the signature page thereto under the heading “The Sellers,” as sellers, (iii) each of The Concrete Company, a Georgia corporation, and OCM SSF II Foley Holdings, L.P., a Delaware limited partnership, as sellers’ representatives, (iv) FPC Holdco, LLC, a Delaware limited liability company, and (v) OCM SSF II Foley Blocker, LLC, a Delaware limited liability company, shall have been consummated, or shall be consummated substantially concurrently with the effectiveness of this Amendment;

(j) the Administrative Agent shall have received favorable opinions of counsel to the Company (including an in-house counsel opinion and an opinion of Haynes & Boone LLP) covering certain of the matters set forth in Sections 4(c), (d) and (e) hereof and such other matters as reasonably requested by the Administrative Agent and its legal counsel;

(k) the Administrative Agent shall have received for its benefit and for the benefit of each Lender (other than the Exiting Lender) the fees set forth in the Fee Letter dated on or about the date hereof in immediately available funds as agreed upon by the Borrower, the Arranger, the Administrative Agent and the Lenders (other than the Exiting Lender);

(l) each Exiting Lender shall have received payment in full in immediately available funds for all amounts due it under the Credit Agreement and the other Loan Documents, including but not limited to all interest and unused fees due and owing to such Exiting Lender through and including the Third Amendment Effective Date;

(m) the Administrative Agent shall have received all invoiced out of pocket fees and expenses due and owing in connection with this Amendment to the extent invoiced at least one (1) Business Day prior to the date of this Amendment;

(n) unless waived by the Administrative Agent, the Company shall have paid all reasonable invoiced fees and expenses of the Administrative Agent’s counsel, Greenberg Traurig, LLP, to the extent invoiced at least one (1) Business Day prior to the date of this Amendment; and

(o) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

THIRD AMENDMENT AND COMMITMENT INCREASE TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (Commercial Metals Company) – Page 6

§4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) the representations and warranties of (i) the Borrower contained in Article V of the Amended Credit Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) on and as of the date of this Amendment, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) as of such earlier date, and (B) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) (A) the Borrower has full power and authority to execute and deliver this Amendment and each Revolving Note in the amount of the Revolving Commitments held by each Revolving Lender after giving effect to this Amendment (the “Replacement Revolving Notes”); (ii) this Amendment and each Replacement Revolving Note has been duly executed and delivered by the Borrower and (iii) this Amendment, the Replacement Revolving Notes, and the Amended Credit Agreement constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, solvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity;

(d) neither the execution, delivery and performance of this Amendment, the Replacement Revolving Notes, or the Amended Credit Agreement, nor the consummation of any transactions contemplated herein or therein, will (i) violate any Applicable Law, (ii) conflict with any Organization Documents of the Borrower, or (iii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, except in the case of the preceding clause (iii) to the extent that any such violation, conflict, breach, contravention or creation would not reasonably be expected to have a Material Adverse Effect; and

(e) no approval, consent, exemption, authorization, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Amendment or the Replacement Revolving Notes, or (ii) the acknowledgement by any Guarantor of this Amendment.

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§5. No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Existing Credit Agreement and the other Loan Documents remain unchanged, and (b) all of the terms and conditions of the Existing Credit Agreement, as amended hereby, and of the other Loan Documents are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Borrower, or of any other Person under the Existing Credit Agreement or any of the other Loan Documents except as expressly set forth herein or pursuant to a written agreement executed in connection herewith. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Amended Credit Agreement or the other Loan Documents.

§6. Purchase/Sale by Lenders. Simultaneously with the satisfaction of the conditions to effectiveness set forth in Section 3 of this Amendment, each Lender shall purchase or sell (as the case may be), without recourse, an amount of the Revolving Loans outstanding such that, after giving effect to this Amendment, the amount of each Lender’s Revolving Commitments utilized and the amount of Revolving Loans owed to each Lender will be equal to its Applicable Percentage thereof after giving effect to the Amendment. The Borrower shall pay each Revolving Lender compensation for any losses pursuant to and in accordance with the provisions of Section 3.05 of the Credit Agreement as a result of any purchases or sales.

§7. Exiting Lender. The entity executing this Amendment under the heading “Exiting Lender”, in its capacity as an existing Lender under the Existing Credit Agreement, is signing this Amendment for the sole purpose of amending the Existing Credit Agreement and assigning its Revolving Commitments and outstanding Loans to the other Lenders party hereto. On the Third Amendment Effective Date, the outstanding Loans and Revolving Commitments of such Exiting Lender under the Existing Credit Agreement shall be fully assigned at par to the other Lenders party hereto to the extent necessary such that after giving effect thereto, the Revolving Commitments (and related Loans) shall be held by the Lenders that are not Exiting Lenders according to Schedule 2.01(a) attached to Annex II, provided that interest and fees that have accrued for the account of such Exiting Lender prior to the Third Amendment Effective Date will be paid to such Exiting Lender. Upon satisfaction of the conditions of effectiveness set forth in Section 3 of this Amendment, the Exiting Lender shall no longer (a) be a Lender under the Existing Credit Agreement or (b) have any rights, remedies or obligations with respect to being a Lender, except for those that expressly survive termination of the Existing Credit Agreement or termination of any Revolving Commitment thereunder. The assignment effected by this Section shall be an assignment for all purposes of the Existing Credit Agreement and shall be deemed to have been consummated in accordance with Section 11.06 of the Existing Credit Agreement. If any Person identified on the signature pages hereto as an Exiting Lender does not execute this Amendment, this Amendment shall nonetheless become effective without such Lender’s execution in accordance with Section 11.01 of the Credit Agreement, and such Lender shall be deemed to be a Non-Consenting Lender and is hereby replaced as provided in Section 11.13 of the Credit Agreement.

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§8. Guarantor’s Acknowledgment. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (b) joins this Amendment for the purpose of consenting to and being bound by the provisions thereof, (c) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (d) ratifies and confirms all of its obligations and liabilities under the Loan Documents to which it is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure the Obligations of the Borrower under the Existing Credit Agreement, as increased and amended pursuant to the terms of this Amendment, (e) agrees that the Security Instruments continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (f) confirms its grant of security interests pursuant to the Security Instruments to which it is a party as Collateral for the Secured Obligations, (g) acknowledges that all Liens granted (or purported to be granted) pursuant to the Security Instruments remain and continue in full force and effect in respect of, and to secure, the Secured Obligations, and (h) acknowledges and agrees that as of the date of the foregoing Amendment, such Guarantor (i) does not have any claim or cause of action against the Administrative Agent or any Lender (or any of their respective directors, officers, employees, agents, attorneys or other representatives) under or in connection with its Guaranty and the other Loan Documents to which it is a party and (ii) has no offsets against, or defenses or counterclaims to, its Guaranty.

§9. Reference to the Existing Credit Agreement; Ratification.

(a) Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Amended Credit Agreement, as affected and amended hereby. This Amendment shall be a Loan Document.

(b) The Existing Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed. The Borrower (i) ratifies and confirms all of its obligations and liabilities under the Loan Documents and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure the Obligations under the Amended Credit Agreement, as increased and amended pursuant to the terms of this Amendment, (ii) agrees that the Security Instruments continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (iii) confirms its grant of security interests pursuant to the Security Instruments as Collateral for the Secured Obligations and (iv) acknowledges that all Liens granted (or purported to be granted) pursuant to the Security Instruments remain and continue in full force and effect in respect of, and to secure, the Secured Obligations.

§10. Costs, Expenses and Taxes. The Company agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

§11. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart

THIRD AMENDMENT AND COMMITMENT INCREASE TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (Commercial Metals Company) – Page 9

hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

§12. Governing Law; Binding Effect. This Amendment shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law. The terms of the Existing Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

§13. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

§14. ENTIRE AGREEMENT. THE EXISTING CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

THIRD AMENDMENT AND COMMITMENT INCREASE TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (Commercial Metals Company) – Page 10

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

COMMERCIAL METALS COMPANY, as Borrower

By:	/s/ Matthew McClellan
Name: Matthew McClellan
Title: Treasurer

Signature Page to Third Amendment and Commitment Increase to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Melanie Brichant
Name:	Melanie Brichant
Title:	Assistant Vice President

Signature Page to Third Amendment and Commitment Increase to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer and Swing Line Lender and as an Incremental Lender

By:	/s/ Scott Blackman
Name: Scott Blackman
Title: Senior Vice President

Signature Page to Third Amendment and Commitment Increase to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

CITIBANK, N.A., as a Lender and an L/C Issuer and as an Incremental Lender

By:	/s/ Nelson Costello
Name:	Nelson Costello
Title:	Authorized Signer

Signature Page to Third Amendment and Commitment Increase to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as an Incremental Lender

By:	/s/ Daniel Scherling
Name:	Daniel Scherling
Title:	VP

Signature Page to Third Amendment and Commitment Increase to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

TRUIST BANK, as a Lender and as an Incremental Lender

By:	/s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Director

Signature Page to Third Amendment and Commitment Increase to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender and as an Incremental Lender

By:	/s/ Sam Schuessler
Name: Sam Schuessler
Title: Principal

Signature Page to Third Amendment and Commitment Increase to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

BMO BANK N.A., as a Lender and as an Incremental Lender

By:	/s/ Kendal Kuzmi
Name: Kendal Kuzmi
Title: Authorized Signatory

Signature Page to Third Amendment and Commitment Increase to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

U.S. BANK NATIONAL ASSOCIATION, as a Lender and as an Incremental Lender

By:	/s/ Andrew Williams
Name:	Andrew Williams
Title:	Senior Vice President

Signature Page to Third Amendment and Commitment Increase to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender and as an Incremental Lender

By:	/s/ Jesse Lawrence
Name: Jesse Lawrence
Title: Duly Authorized Signatory

Signature Page to Third Amendment and Commitment Increase to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

REGIONS BANK, as a Lender and as an Incremental Lender

By:	/s/ Cheryl L. Shelhart
Name: Cheryl L. Shelhart
Title: Managing Director

Signature Page to Third Amendment and Commitment Increase to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

MIZUHO BANK, LTD., as a Lender and as an Incremental Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

Signature Page to Third Amendment and Commitment Increase to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

ACKNOWLEDGED AND AGREED BY EXITING LENDER FOR PURPOSES OF SECTION 7 HEREOF ONLY:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Exiting Lender

By:	/s/ Daniel K. Kinasz
Name:	Daniel K. Kinasz
Title:	Executive Director

Signature Page to Third Amendment and Commitment Increase to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

ACKNOWLEDGED AND AGREED:

GUARANTORS:	COMMERCIAL METALS COMPANY

	By:	/s/ Matthew McClellan
	Name:	Matthew McClellan
	Title:	Treasurer

STRUCTURAL METALS, INC.

C M C STEEL FABRICATORS, INC.

SMI STEEL LLC

OWEN ELECTRIC STEEL COMPANY OF

   SOUTH CAROLINA

SMI-OWEN STEEL COMPANY, INC.

CMC STEEL US, LLC

CMC STEEL OKLAHOMA, LLC

CMC TENSAR HOLDINGS INC.

TENSAR CORPORATION

TENSAR HOLDINGS, LLC

TAC HOLDCO, INC.

GEOPIER FOUNDATION COMPANY, INC.

TENSAR INTERNATIONAL, LLC

TENSAR INTERNATIONAL CORPORATION

	By:	/s/ Paul J. Lawrence
	Name:	Paul J. Lawrence
	Title:	Treasurer

CMC GH, LLC

	By:	/s/ Paul J. Lawrence
	Name:	Paul J. Lawrence
	Title:	President

Signature Page to Third Amendment and Commitment Increase to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

SCHEDULE 2.01(a)

COMMITMENTS AND APPLICABLE PERCENTAGES

[Omitted]